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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 14, 2000 except for paragraph 2 of Note F and Note P for which the date is February 4, 2000 relating to the financial statements, which appears in Switchboard Incorporated's Registration Statement on Form S-1 (File No. 333-90013).

                                        /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
March 2, 2000